UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-6083

Name of Registrant:	Vanguard Ohio Tax-Free Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2005 - November 30, 2006

Item 1:	Reports to Shareholders

Vanguard® Ohio Tax-Exempt Fund

> Annual Report

November 30, 2006

Vanguard Ohio Tax-Exempt Money Market Fund

Vanguard Ohio Long-Term Tax-Exempt Fund

>	During the fiscal year ended November 30, 2006, Vanguard Ohio Tax-
Exempt Money Market Fund returned 3.3%, and Vanguard Ohio Long-
Term Tax-Exempt Fund returned 6.1%.

>	The funds outpaced the average returns of competing funds during the period,and maintained their long-term performance advantage over their peers.

>	Interest rates generally increased during the first part of the year, then retreated as near-term inflation concerns subsided.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Ohio Tax-Exempt Money Market Fund	10
Ohio Long-Term Tax-Exempt Fund	23
About Your Fund’s Expenses	41
Glossary	43

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2006
Total
Returns
Vanguard Ohio Tax-Exempt Money Market Fund	3.3%
SEC 7-Day Annualized Yield: 3.46%
Taxable-Equivalent Yield: 5.77%[1]
Average Ohio Tax-Exempt Money Market Fund[2]	2.8

Vanguard Ohio Long-Term Tax-Exempt Fund	6.1%
SEC 30-Day Annualized Yield: 3.74%
Taxable-Equivalent Yield: 6.23%[1]
Lehman 10 Year Municipal Bond Index	6.2
Average Ohio Municipal Debt Fund[2]	5.2
Lehman Municipal Bond Index	6.1

Your Fund’s Performance at a Glance
November 30, 2005–November 30, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Ohio Tax-Exempt Fund
Money Market	$1.00	$1.00	$0.033	$0.000
Long-Term	12.00	12.11	0.521	0.081

1

This calculation, which assumes a typical itemized tax return, is based on the maximum federal income tax rate of 35% and the maximum state of Ohio income tax rate. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

2	Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

Yields for municipal bonds generally increased during the first part of your fund’s fiscal year, then declined amid signs of a cooling economy and easing inflation concerns.

For the year, Vanguard Ohio Long-Term Tax-Exempt Fund returned 6.1%. As of November 30, the fund’s yield was 3.74%. For investors in the highest income tax bracket, the taxable-equivalent yield was 6.23%.

Vanguard Ohio Tax-Exempt Money Market Fund returned 3.3%. The fund’s yield increased to 3.46% (from 2.89% a year ago); the taxable-equivalent yield would be 5.77% for investors in the highest income tax bracket. The fund maintained a net asset value of $1 per share, as is expected but not guaranteed.

Although the funds’ income distributions are expected to be exempt from federal and Ohio state income taxes, a portion of these distributions may be subject to the federal alternative minimum tax.

Weaker parts of the economy drew bond investors’ notice

In the first half of the fiscal year, the Federal Reserve Board continued to tighten monetary policy, raising its target for the federal funds rate five times through the end of June. Longer-term bond yields generally followed the upward trend until late summer, when they began to backslide. Weakness in the housing and manufacturing sectors persuaded bond investors that inflation was not a threat, prompting a rally (bond prices rose and yields fell).

The broad taxable bond market returned 5.9%. Municipal bonds did better still.

Economic uncertainty didn’t stop a stock rally

Despite being caught in a crosscurrent of opinions on the economy, stocks more than held their own. The housing market and automobile makers produced a drum-beat of bad news; however, corporate profits and job creation remained strong. Amid such mixed signals, stocks rose sharply beginning in mid-July. The broad market gained 14.7% for the year; in October, the narrower Dow Jones Industrial Average broke through its January 2000 high—and kept going.

Small-capitalization stocks enjoyed an edge over large-cap stocks by a margin of roughly 3 percentage points. Among both small-cap and large-cap stocks, value-oriented stocks outperformed their growth-oriented counterparts by wide margins.

Investors in international stocks were rewarded by both a falling U.S. dollar and strong economic gains in Europe and emerging markets.

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2006
	One Year	Three Years	Five Years
Bonds
Lehman Aggregate Bond Index (Broad taxable market)	5.9%	4.2%	5.0%
Lehman Municipal Bond Index	6.1	4.7	5.4
Citigroup 3-Month Treasury Bill Index	4.7	2.9	2.3

Stocks
Russell 1000 Index (Large-caps)	14.2%	12.2%	6.8%
Russell 2000 Index (Small-caps)	17.4	14.2	12.7
Dow Jones Wilshire 5000 Index (Entire market)	14.7	12.8	7.8
MSCI All Country World Index ex USA (International)	29.2	23.6	16.5

CPI
Consumer Price Index	2.0%	3.0%	2.6%

Advisor kept sharp focus on funds’ income and stability

During the funds’ fiscal year, interest rates moved in an upward—then downward—direction. These movements largely hinged upon investors’ outlook for inflation: In the first part of the fiscal year, many feared the economy’s brisk growth rate would trigger higher inflation. This drove interest rates higher. In the second part of the year, the economy cooled, inflation fears eased, and interest rates fell. In the municipal bond market, yields peaked in June, then decreased over the final five months of the fiscal year. For the full 12 months, short-term municipal yields increased slightly, and the yields for the longest-term securities fell. Throughout these ups and downs, the funds’ advisor remained focused on maintaining the funds’ income stability.

The Ohio Long-Term Tax-Exempt Fund’s 6.1% return surpassed the average return of competing Ohio municipal bond funds, but slightly trailed the result of the benchmark index. The fund’s positioning represented a trade-off between interest rate sensitivity and income generation, and the fund experienced relatively stable income and an increase in net asset value for the fiscal year.

The Ohio Tax-Exempt Money Market Fund returned 3.3%, besting the average return of its peers. The fund benefited from the year-over-year increase in short-term interest rates as it quickly translated rising rates into higher income. In an arena where a few basis points of income can mean a great deal, the fund’s low expense ratio continued to serve its shareholders well.

Expense Ratios[1]
Your fund compared with its peer group
		Peer
Ohio Tax-Exempt Fund	Fund	Group
Money Market	0.13%	0.64%
Long-Term	0.14	1.12

1

Fund expense ratios reflect the 12 months ended November 30, 2006. Peer groups are: for the Ohio Tax-Exempt Money Market Fund, the Average Ohio Tax-Exempt Money Market Fund; and for the Ohio Long-Term Tax-Exempt Fund, the Average Ohio Municipal Debt Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2005.

The funds’ performance advantage is clear over the long term

While a year of outperformance is certainly a worthy accomplishment, we believe it’s more meaningful to highlight the longer-term picture. The table below displays how hypothetical investments of $10,000 in the Ohio Tax-Exempt Funds would have grown over the past ten years, compared with the average performance among competing funds. As you can see, our funds’ advantage has been clear.

This is a tribute to the skill and experience of Vanguard Fixed Income Group, the funds’ advisor. It also underscores Vanguard’s enduring commitment to quality and consistency—traits that are so important in the management of municipal bond funds. Since the Ohio Tax-Exempt Funds’ inceptions, the advisor’s task has been aided by Vanguard’s low-cost structure, a powerful benefit that allows a greater portion of your fund’s total return to go to you, the shareholder.

Funds maintained steadfast commitment to high-quality securities

The investment decisions that a bond portfolio manager faces every day often reflect the potential for greater risk than reward. That is, if an investment goes well, a bond issuer repays the principal and meets all interest obligations. But if an investment does poorly, the issuer might default on the bond, and the principal may be lost entirely.

Total Returns
Ten Years Ended November 30, 2006
			Final Value of a $10,000
	Average Annual Return		Initial Investment[1]
		Average		Average
	Vanguard	Competing	Vanguard	Competing
Ohio Tax-Exempt Fund	Fund	Fund	Fund	Fund	Difference
Money Market	2.6%	2.2%	$12,894	$12,425	$469
Long-Term	5.6	4.6	17,256	15,657	1,599

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1	Assuming reinvestment of all income dividends and capital gains distributions.

Vanguard Fixed Income Group approaches this seemingly tilted endeavor with great prudence. The group carefully sets an investment strategy, then executes that strategy with skill and discipline. Maintaining portfolios of high-quality securities is an integral part of the group’s approach. Given the performance advantage afforded by Vanguard’s low expense ratios, the advisor doesn’t need to invest in riskier bonds to generate competitive yields. This low-cost, high-quality combination historically has placed Ohio Tax-Exempt Funds in the enviable position of having both higher-quality securities and higher long-term returns than many competing funds.

We believe the Ohio Tax-Exempt Funds are an intelligent way for Ohio residents in higher tax brackets to invest in high-quality municipal bonds.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

December 12, 2006

Advisor’s Report

During the fiscal year ended November 30, 2006, the Vanguard Ohio Tax-Exempt Funds outpaced the average returns of competitors. The Long-Term Tax-Exempt Fund returned 6.1%, and the Tax-Exempt Money Market Fund returned 3.3%.

The investment environment

The U.S. economy expanded during the fund’s fiscal year, though its rate of expansion slowed in the second half. In the third quarter of calendar-year 2006, real gross domestic product grew at an annualized rate of 2.0%, a pace slightly below expectations for the economy’s potential long-run growth rate.

Robust global demand for U.S. exports and solid business investment spending were key drivers of growth, while the struggling housing and auto sectors created a drag on the economy. Consumer spending expanded at a decent 2.7% over the past year, as rising incomes and improved job prospects helped to partially mitigate high energy prices, the slumping housing market, and rising short-term interest rates. The U.S. labor market remains tight and continues to improve. The unemployment rate was 4.5% in November, close to the lowest level in more than five years.

Yields of Municipal Securities
(AAA-Rated General-Obligation Issues)
			Change
Maturity	Nov. 30, 2005	Nov. 30, 2006	(basis points)[1]
2 years	3.24%	3.45%	+21
5 years	3.43	3.43	0
10 years	3.87	3.56	–31
30 years	4.55	3.91	–64

Yields of U.S. Treasury Securities
			Change
Maturity	Nov. 30, 2005	Nov. 30, 2006	(basis points)[1]
2 years	4.41%	4.61%	+20
5 years	4.41	4.45	+4
10 years	4.48	4.46	–2
30 years	4.69	4.56	–13

Source: Vanguard.

1	One basis point equals 1/ 100 of a percentage point.

Inflation concerns eased over the summer months, in part because of a sharp decline in energy prices. Since its June 2006 meeting, the Federal Reserve Board has left its target for short-term interest rates unchanged at 5.25%. At its meeting in October, the Fed noted that “some inflation risks remain,” but added that the “extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth.” At its December 12 meeting (after the close of the fund’s fiscal year), the Fed again voted to keep its rate target at 5.25%.

The municipal bond market

The movement of U.S. Treasury and municipal bond yields during the fiscal year was a story in two parts. In the first half of the year, yields in both markets generally increased across the maturity spectrum (with the exception of the longest-term municipal bonds, whose yields decreased slightly). In the second half, Treasury and municipal yields of all maturities fell as inflation concerns eased. For the 12 months overall, short-term Treasury yields increased, intermediate-term rates were relatively unchanged, and the longest-term rates fell slightly. Short-term municipal yields also increased, but long-term yields fell significantly as prices for those issues increased.

Consequently, long-term municipal bonds (those with maturities of 10 years or longer) dramatically outperformed their Treasury counterparts. In fact, as of the fiscal year-end, the ratios of municipal yields to Treasury yields for bonds with maturities of 10 years and longer were close to their lowest points of the last five years. (A declining ratio indicates that municipals are outperforming Treasuries.)

A key reason that municipal bonds outperformed Treasuries was a decline in new issuance for municipals. For the 12 months ended November 30, the amount of new tax-exempt issuance fell 15.8% nationwide from the prior-year level. Over the past few years, many states and municipalities have taken advantage of low interest rates to refund existing debt. Because each issue can be refunded only once under IRS regulations, the multiyear surge in new supply has receded.

Management of the funds

In Ohio, tax-exempt issuance fell 37.6% from its year-ago level, marking a significant tightening in the marketplace. Ohio’s improving revenue growth, strong budgetary controls, and conservative budget forecasts have helped the state manage slow economic growth. Meanwhile, Ohio continues to face fiscal challenges posed by job losses in the manufacturing and auto sectors, as well as slow growth of population, employment, and income.

In the first half of the fiscal year, rising rates put pressure on municipal bond prices, and the Ohio Long-Term Tax-Exempt Fund experienced a decline in its net asset value. But as market rates decreased in the second half, prices for the fund’s underlying bonds increased. The fund’s modest capital return, combined with its relatively high level of income, translated into a respectable 12-month total return. Meanwhile, the Ohio Tax-Exempt Money Market Fund’s short average maturity allowed it to translate increases in short-term interest rates into higher returns.

In the tax-exempt bond market, credit-quality spreads—or the differences in yields between high-quality and lower-quality issues—continued to fall. These spreads have collapsed since late 2003 as the economy strengthened and memories of credit disasters faded. Recently, with quality spreads approaching the lowest levels since the mid-to-late-1990s, investors have sought yield in lower-quality issues.

As a matter of course, we maintain a higher-quality bias in the Vanguard Ohio Tax-Exempt Funds, taking advantage of our historical expense ratio advantage to provide an attractive tax-exempt dividend without stretching for lower quality or subjecting the portfolio to undue market risk. In the present environment, we don’t believe that quality spreads are compensating investors for taking on higher credit risk. We continue to rely on our talented and experienced credit staff in our efforts to make prudent security selections for the funds.

John M. Carbone, Principal

Pamela Wisehaupt Tynan, Principal

Vanguard Fixed Income Group

December 21, 2006

Ohio Tax-Exempt Money Market Fund

Fund Profile

As of November 30, 2006

Financial Attributes

Yield	3.5%
Average Weighted Maturity	33 days
Average Quality[1]	MIG-1
Expense Ratio	0.13%

Distribution by Credit Quality[2] (% of portfolio)

MIG-1/A-1+/SP-1+/F-1+	90%
P-1/A-1/SP-1/F-1	10

1	Moody’s Investors Service.
2	Ratings: Moody’s Investors Service, Standard & Poor’s, Fitch.

See page 43 for a glossary of investment terms.

Ohio Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The annualized yield shown for this fund reflects current earnings more closely than do the average annual returns.

Cumulative Performance: November 30, 1996–November 30, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended November 30, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
Ohio Tax-Exempt Money Market Fund	3.30%	1.78%	2.57%	$12,894
Average Ohio Tax-Exempt Money Market Fund[1]	2.84	1.34	2.20	12,425

1	Derived from data provided by Lipper Inc.

Ohio Tax-Exempt Money Market Fund

Fiscal Year Total Returns (%): November 30, 1996–November 30, 2006
		Average
		Fund[1]
Fiscal	Total	Total
Year	Return	Return
1997	3.5%	3.2%
1998	3.4	3.1
1999	3.0	2.8
2000	4.0	3.6
2001	3.0	2.6
2002	1.4	1.0
2003	0.9	0.6
2004	1.1	0.6
2005	2.2	1.7
2006	3.3	2.8
SEC 7-Day Annualized Yield (11/30/2006): 3.46%

Average Annual Total Returns: Periods Ended September 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Ohio Tax-Exempt Money Market Fund	6/18/1990	3.17%	1.73%	2.57%

1	Returns for the Average Ohio Tax-Exempt Money Market Fund are derived from data provided by Lipper Inc.

Note: See Financial Highlights table on page 21 for dividend and capital gains information.

Ohio Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets

As of November 30, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Municipal Bonds (100.5%)
Akron OH Bath & Copley Joint Township
Hosp. Dist. Rev. (Summa Health Systems) VRDO	3.500%	12/7/06 LOC	14,765	14,765
[1] Akron OH Income Tax Rev.
(Community Learning Center) TOB VRDO	3.520%	12/7/06 (3)	4,340	4,340
Anderson Township OH BAN	4.750%	6/14/07	7,000	7,036
Butler County OH BAN	4.500%	9/20/07	3,450	3,475
[1] Butler County OH Waterworks Rev. TOB VRDO	3.520%	12/7/06 (2)	2,540	2,540
Cincinnati OH City School Dist. Classroom Fac.
Construction & Improvement TAN	4.500%	12/1/06	5,000	5,000
[1] Cincinnati OH City School Dist. GO TOB VRDO	3.520%	12/7/06 (3)	5,000	5,000
[1] Cincinnati OH City School Dist. GO TOB VRDO	3.520%	12/7/06 (4)	6,530	6,530
[1] Cincinnati OH City School Dist. GO TOB VRDO	3.530%	12/7/06 (4)	8,000	8,000
[1] Cincinnati OH City School Dist. TOB VRDO	3.520%	12/7/06 (3)	2,290	2,290
[1] Cincinnati OH Water System Rev. TOB VRDO	3.520%	12/7/06	2,620	2,620
[1] Cleveland OH Airport System Rev. TOB VRDO	3.550%	12/7/06 (4)	1,500	1,500
[1] Cleveland OH GO TOB VRDO	3.510%	12/7/06 (3)	3,035	3,035
Cleveland OH State Univ. Rev. VRDO	3.480%	12/7/06 (3)	5,000	5,000
Cleveland-Cuyahoga County OH Port Auth. Rev.
(Museum of Art) VRDO	3.480%	12/7/06	5,000	5,000
Cleveland-Cuyahoga County OH Port Auth. Rev.
(Museum of Art) VRDO	3.480%	12/7/06	10,000	10,000
Clinton County OH Hosp. Rev.
(Kettering Medical Center) VRDO	3.480%	12/7/06 LOC	4,250	4,250
Clinton County OH Hosp. Rev.
(Memorial Hosp.) VRDO	3.480%	12/7/06 LOC	5,650	5,650
Clinton County OH Hosp. Rev.
(Memorial Hosp.) VRDO	3.630%	12/7/06 LOC	23,000	23,000
[1] Columbus OH City School Dist. School Fac.
Construction & Improvement GO TOB VRDO	3.500%	12/7/06 (4)	8,210	8,210
[1] Columbus OH City School Dist. School Fac.
Construction & Improvement GO TOB VRDO	3.510%	12/7/06 (4)	2,735	2,735
Columbus OH Sewer VRDO	3.480%	12/7/06	7,700	7,700
Cuyahoga County OH Hosp. Rev.
(Cleveland Clinic Foundation) VRDO	3.700%	12/1/06	5,000	5,000
Delaware City OH BAN	4.750%	5/10/07	4,570	4,590
Delaware County OH BAN	4.750%	6/13/07	3,600	3,620
Delaware County OH Port Auth. Econ. Dev. Rev.
(Columbus Zoological Park) VRDO	3.530%	12/7/06 LOC	5,850	5,850

Ohio Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Fairfield City OH Police Services Project BAN	4.250%	11/1/07	7,000	7,045
Findlay OH BAN	4.500%	4/13/07	4,950	4,966
Franklin County OH Health Care Fac. Rev.
(Improvement Presbyterian) VRDO	3.500%	12/7/06 LOC	3,905	3,905
Franklin County OH Hosp. Rev.
(Children’s Hosp.) VRDO	3.480%	12/7/06 (3)	1,965	1,965
Franklin County OH Hosp. Rev.
(Children’s Hosp.) VRDO	3.480%	12/7/06 (3)	11,855	11,855
[1] Franklin County OH Hosp. Rev.
(Doctors OhioHealth) TOB VRDO	3.520%	12/7/06	34,380	34,380
Franklin County OH Hosp. Rev.
(OhioHealth Corp.) VRDO	3.450%	12/7/06 (2)	5,560	5,560
Franklin County OH Hosp. Rev.
(OhioHealth Corp.) VRDO	3.460%	12/7/06 LOC	7,600	7,600
Franklin County OH Hosp. Rev.
(Trinity Health Credit Group) VRDO	3.490%	12/7/06 (3)	3,250	3,250
Green City OH BAN	4.750%	7/17/07	7,480	7,523
Grove City OH BAN	4.500%	12/6/06	7,723	7,724
Grove City OH Street Infrastructure Construction &
Improvement Notes	4.500%	12/6/06	8,327	8,328
Hamilton County OH Hosp. Fac. Rev.
(Health Alliance of Greater Cincinnati) VRDO	3.400%	12/7/06 (1)	5,900	5,900
[1] Hamilton County OH Sewer System Rev.
TOB VRDO	3.520%	12/7/06 (1)	5,465	5,465
Hancock County OH BAN	4.500%	11/8/07	2,000	2,016
[1] Hilliard OH School Dist. TOB VRDO	3.520%	12/7/06 (1)	8,575	8,575
Huron County OH Hosp. Fac. Rev.
(Fisher-Titus Medical Center) VRDO	3.500%	12/7/06 LOC	9,600	9,600
Independence OH BAN	4.500%	5/7/07	4,500	4,515
[1] Lakota OH Local School Dist. TOB VRDO	3.510%	12/7/06 (3)	16,510	16,510
[1] Lehman Municipal Trust Receipts
(Cincinnati OH) TOB VRDO	3.560%	12/7/06 (3)	4,000	4,000
[1] Licking County OH Joint Vocational School Dist.
TOB VRDO	3.510%	12/7/06 (1)	2,085	2,085
[1] Lorain County OH Hosp. Fac. Rev.
(Catholic Healthcare Partners) TOB VRDO	3.530%	12/7/06	4,995	4,995
Lorain County OH Sewer System BAN	4.500%	11/14/07	2,000	2,017
[1] Marysville OH Exempt Village School Dist.
TOB VRDO	3.510%	12/7/06 (1)	5,375	5,375
[1] Marysville OH Exempt Village School Dist.
TOB VRDO	3.510%	12/7/06 (1)	4,890	4,890
Marysville OH Wastewater Treatment
System Rev. BAN	4.500%	12/21/06 (ETM)	10,000	10,006
Mason OH BAN	4.750%	5/24/07	1,900	1,909
Mason OH BAN	4.750%	6/28/07	2,350	2,364
Mason OH BAN	4.750%	7/5/07	2,250	2,262
Mason OH City School Dist. BAN	4.500%	2/8/07	4,450	4,460
Montgomery County OH Rev.
(Catholic Health Initiatives)	5.000%	9/1/07 (ETM)	2,325	2,350
Montgomery County OH Rev.
(Catholic Health Initiatives) VRDO	3.480%	12/7/06	20,100	20,100
Montgomery County OH Rev.
(Catholic Health Initiatives) VRDO	3.480%	12/7/06	7,500	7,500
Montgomery County OH Rev.
(Catholic Health Initiatives) VRDO	3.500%	12/7/06	12,335	12,335

Ohio Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ohio Air Quality Dev. Auth. PCR
(Ohio Edison Co.) VRDO	3.650%	12/1/06 LOC	10,530	10,530
[1] Ohio Building Auth. Rev.
(Administration Building Fund) TOB VRDO	3.520%	12/7/06 (4)	3,195	3,195
Ohio Building Auth. Rev. (State Correctional Fac.)	5.750%	4/1/07 (2)(Prere.)	5,375	5,464
Ohio Building Auth. Rev. (State Correctional Fac.)	5.750%	4/1/07 (2)(Prere.)	5,485	5,576
Ohio Building Auth. Rev. (State Correctional Fac.)	5.900%	10/1/07	2,500	2,548
[1] Ohio Common Schools GO TOB VRDO	3.510%	12/7/06	11,135	11,135
Ohio Common Schools GO VRDO	3.500%	12/7/06	1,000	1,000
[1] Ohio GO TOB VRDO	3.510%	12/7/06 (2)	7,525	7,525
[1] Ohio GO TOB VRDO	3.520%	12/7/06 (4)	2,955	2,955
[1] Ohio GO TOB VRDO	3.520%	12/7/06	4,110	4,110
Ohio Higher Educ. Capital Fac. Rev.	4.000%	2/1/07	4,000	4,002
[1] Ohio Higher Educ. Capital Fac. Rev. TOB VRDO	3.520%	12/7/06	5,185	5,185
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.) CP	3.620%	12/14/06	9,300	9,300
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.) CP	3.540%	1/10/07	15,000	15,000
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.) VRDO	3.510%	12/1/06	9,675	9,675
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.) VRDO	3.520%	12/7/06	4,625	4,625
Ohio Higher Educ. Fac. Comm. Rev.
(College Mount St. Joseph) VRDO	3.510%	12/7/06 LOC	19,700	19,700
Ohio Higher Educ. Fac. Comm. Rev.
(Kenyon College) VRDO	3.500%	12/7/06	14,000	14,000
Ohio Higher Educ. Fac. Comm. Rev.
(Mount Union College) VRDO	3.500%	12/7/06 LOC	1,330	1,330
Ohio Higher Educ. Fac. Comm. Rev.
(Oberlin College Project) VRDO	3.520%	12/7/06	5,000	5,000
Ohio Higher Educ. Fac. Comm. Rev.
(Oberlin College Project) VRDO	3.520%	12/7/06	5,315	5,315
Ohio Higher Educ. Fac. Comm. Rev.
(Pooled Financing) VRDO	3.680%	12/7/06 LOC	10,690	10,690
[1] Ohio Higher Educ. Fac. Comm. Rev.
(Univ. of Dayton) TOB VRDO	3.510%	12/7/06 (2)	5,840	5,840
Ohio Higher Educ. Fac. Comm. Rev. (Xavier Univ.)	5.375%	5/15/07 (1)(Prere.)	6,250	6,421
Ohio Higher Educ. Fac. Comm. Rev. (Xavier Univ.)	6.000%	5/15/07 (1)(Prere.)	2,000	2,060
Ohio Higher Educ. Fac. Comm. Rev. (Xavier Univ.)
VRDO	3.470%	12/7/06 LOC	1,800	1,800
[1] Ohio Higher Educ. GO TOB VRDO	3.510%	12/7/06	17,570	17,570
[1] Ohio Higher Educ. GO TOB VRDO	3.530%	12/7/06	10,705	10,705
[1] Ohio Housing Finance Agency Mortgage Rev.
TOB VRDO	3.540%	12/7/06	4,060	4,060
[1] Ohio Housing Finance Agency Mortgage Rev.
TOB VRDO	3.540%	12/7/06	7,620	7,620
[1] Ohio Housing Finance Agency Mortgage Rev.
TOB VRDO	3.570%	12/7/06	4,590	4,590
Ohio Housing Finance Agency Mortgage Rev. VRDO	3.500%	12/7/06	2,000	2,000
Ohio Housing Finance Agency Mortgage Rev. VRDO	3.500%	12/7/06	8,580	8,580
Ohio Housing Finance Agency Mortgage Rev. VRDO	3.500%	12/7/06	5,000	5,000
Ohio Housing Finance Agency Mortgage Rev. VRDO	3.520%	12/7/06	6,400	6,400
Ohio Housing Finance Agency Mortgage Rev. VRDO	3.520%	12/7/06	7,115	7,115
Ohio Housing Finance Agency Mortgage Rev. VRDO	3.520%	12/7/06	5,000	5,000
Ohio Housing Finance Agency Mortgage Rev. VRDO	3.520%	12/7/06	10,000	10,000

Ohio Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ohio Housing Finance Agency Mortgage Rev. VRDO	3.540%	12/7/06	7,430	7,430
[1] Ohio Housing Finance Agency Mortgage Rev. VRDO	3.550%	12/7/06	5,285	5,285
Ohio Housing Finance Agency Mortgage Rev. VRDO	3.580%	12/7/06	9,430	9,430
Ohio Housing Finance Agency Mortgage Rev. VRDO	3.580%	12/7/06	8,000	8,000
Ohio Housing Finance Agency Mortgage Rev. VRDO	3.580%	12/7/06	1,130	1,130
[1] Ohio Housing Finance Agency Rev. TOB VRDO	3.610%	12/7/06	4,000	4,000
[1] Ohio Infrastructure Improvement GO TOB VRDO	3.520%	12/7/06	7,265	7,265
Ohio Infrastructure Improvement GO VRDO	3.530%	12/7/06	10,975	10,975
Ohio PCR (Sohio Air British Petroleum Co.) VRDO	3.650%	12/1/06	8,000	8,000
Ohio Solid Waste Rev. (BP Exploration & Oil Inc.)
VRDO	3.700%	12/1/06	3,140	3,140
Ohio Solid Waste Rev.
(BP Exploration & Oil Inc.)VRDO	3.700%	12/1/06	5,125	5,125
Ohio Solid Waste Rev.
(BP Exploration & Oil Inc.) VRDO	3.700%	12/1/06	3,000	3,000
Ohio Solid Waste Rev.
(BP Exploration & Oil Inc.) VRDO	3.700%	12/1/06	8,005	8,005
Ohio Solid Waste Rev.
(BP Exploration & Oil Inc.) VRDO	3.700%	12/1/06	6,025	6,025
[1] Ohio State GO TOB VRDO	3.510%	12/7/06	5,295	5,295
[1] Ohio State GO TOB VRDO	3.510%	12/7/06	10,400	10,400
[1] Ohio State GO TOB VRDO	3.520%	12/7/06	2,575	2,575
[1] Ohio State Higher Ed 2006 Eclipse Trust TOB VRDO	3.520%	12/7/06 (3)	5,000	5,000
[1] Ohio State Turnpike Comm Rev. TOB VRDO	3.530%	12/7/06 (3)	3,000	3,000
Ohio State Univ. CP	3.540%	1/10/07	8,500	8,500
Ohio State Univ. CP	3.600%	4/1/07	3,775	3,775
Ohio State Univ. General Receipts Athens VRDO	3.500%	12/7/06 (4)	5,025	5,025
[1] Ohio State Univ. General Receipts Rev. TOB VRDO	3.510%	12/7/06	5,360	5,360
Ohio State Univ. General Receipts Rev. VRDO	3.490%	12/1/06	700	700
Ohio State Univ. General Receipts Rev. VRDO	3.630%	12/7/06	3,100	3,100
Ohio State Univ. General Receipts Rev. VRDO	3.630%	12/7/06	2,100	2,100
[1] Ohio Turnpike Comm. Turnpike Rev. TOB VRDO	3.520%	12/7/06 (3)	16,500	16,500
Ohio Water Dev. Auth. PCR (FirstEnergy) VRDO	3.640%	12/1/06 LOC	9,000	9,000
Ohio Water Dev. Auth. PCR (FirstEnergy) VRDO	3.500%	12/7/06 LOC	1,250	1,250
Ohio Water Dev. Auth. PCR (FirstEnergy) VRDO	3.540%	12/7/06 LOC	18,000	18,000
Ohio Water Dev. Auth. PCR (FirstEnergy) VRDO	3.550%	12/7/06 LOC	3,000	3,000
Ohio Water Dev. Auth. PCR (Ohio Edison Co.) VRDO	3.700%	12/1/06 LOC	11,500	11,500
[1] Ohio Water Dev. Auth. PCR TOB VRDO	3.550%	12/7/06	5,000	5,000
[1] Ohio Water Dev. Auth. Rev.
(Drinking Water Fund) TOB VRDO	3.520%	12/7/06	3,645	3,645
Ohio Water Dev. Auth. Rev. (Pure Water) VRDO	3.480%	12/7/06 (1)	11,875	11,875
[1] Ohio Water Dev. Auth. Rev. TOB VRDO	3.510%	12/7/06	10,000	10,000
Orrville Ohio Ind. Dev.
(American Weather Seal Co.) VRDO	3.550%	12/7/06 LOC	8,000	8,000
Port of Greater Cincinnati OH Dev. Auth. Rev.
(National Underground Railroad Freedom Center)
VRDO	3.500%	12/7/06 LOC	7,000	7,000
Portage County OH BAN	4.250%	10/25/07	9,855	9,917
Powell OH BAN	4.250%	4/30/07	6,900	6,920
Rickenbacker OH Port Auth. Econ. Dev. Rev.
(YMCA of Central Ohio) VRDO	3.530%	12/7/06 LOC	7,145	7,145
Ross County OH Hosp. Fac. Rev.
(Adena Health System) VRDO	3.610%	12/1/06 (11)	14,980	14,980
Salem OH Hosp. Rev. VRDO	3.480%	12/7/06 LOC	3,400	3,400

Ohio Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Summit County OH Rev.
(Western Reserve Academy) VRDO	3.500%	12/7/06 LOC	5,600	5,600
Toledo OH City Services Special Assessment VRDO	3.480%	12/1/06 LOC	8,300	8,300
Toledo OH City Services Special Assessment VRDO	3.480%	12/7/06 LOC	4,000	4,000
Toledo OH City Services Special Assessment VRDO	3.480%	12/7/06 LOC	7,000	7,000
Univ. of Akron OH General Receipts Rev. VRDO	3.480%	12/7/06 (3)	3,620	3,620
Univ. of Cincinnati OH General Receipts BAN	4.500%	3/28/07	7,100	7,121
Univ. of Cincinnati OH General Receipts BAN	4.750%	7/6/07	2,275	2,287
Univ. of Cincinnati OH General Receipts VRDO	3.480%	12/7/06 (2)	29,670	29,670
Univ. of Toledo OH General Receipts VRDO	3.650%	12/1/06 (3)	6,010	6,010
Westerville OH Electric System Notes	4.500%	9/20/07	1,625	1,636

Outside Ohio:
Puerto Rico TRAN	4.500%	7/30/07 LOC	15,000	15,097
Total Municipal Bonds (Cost $1,041,800)				1,041,800
Other Assets and Liabilities (–0.5%)
Other Assets—Note B				16,894
Liabilities				(22,406)
				(5,512)
Net Assets (100%)
Applicable to 1,036,365,557 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,036,288
Net Asset Value Per Share				$1.00

At November 30, 2006, net assets consisted of:
	Amount	Per
	($000)	Share
Paid-in Capital	1,036,369	$1.00
Undistributed Net Investment Income	—	—
Accumulated Net Realized Losses	(81)	—
Unrealized Appreciation	—	—
Net Assets	1,036,288	$1.00

•	See Note A in Notes to Financial Statements.
1

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2006, the aggregate value of these securities was $300,890,000, representing 29.0% of net assets.

For a key to abbreviations and other references, see page 18.

Ohio Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.

BAN—Bond Anticipation Note.

COP—Certificate of Participation.

CP—Commercial Paper.

FR—Floating Rate.

GAN—Grant Anticipation Note.

GO—General Obligation Bond.

IDA—Industrial Development Authority Bond.

IDR—Industrial Development Revenue Bond.

PCR—Pollution Control Revenue Bond.

PUT—Put Option Obligation.

RAN—Revenue Anticipation Note.

TAN—Tax Anticipation Note.

TOB—Tender Option Bond.

TRAN—Tax Revenue Anticipation Note.

UFSD—Union Free School District.

USD—United School District.

VRDO—Variable Rate Demand Obligation.

(ETM)—Escrowed to Maturity.

(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Insurance Association).

(2) AMBAC (Ambac Assurance Corporation).

(3) FGIC (Financial Guaranty Insurance Company).

(4) FSA (Financial Security Assurance).

(5) BIGI (Bond Investors Guaranty Insurance).

(6) Connie Lee Inc.

(7) FHA (Federal Housing Authority).

(8) CapMAC (Capital Markets Assurance Corporation).

(9) American Capital Access Financial Guaranty Corporation.

(10) XL Capital Assurance Inc.

(11) CIFG (CDC IXIS Financial Guaranty).

The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Ohio Tax-Exempt Money Market Fund

Statement of Operations

Year Ended
November 30, 2006
($000)
Investment Income
Income
Interest	32,230
Total Income	32,230
Expenses
The Vanguard Group—Note B
Investment Advisory Services	81
Management and Administrative	851
Marketing and Distribution	251
Custodian Fees	6
Auditing Fees	18
Shareholders’ Reports	8
Trustees’ Fees and Expenses	1
Total Expenses	1,216
Net Investment Income	31,014
Realized Net Gain (Loss) on Investment Securities Sold	(30)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	—
Net Increase (Decrease) in Net Assets Resulting from Operations	30,984

Ohio Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	31,014	18,878
Realized Net Gain (Loss)	(30)	(40)
Change in Unrealized Appreciation (Depreciation)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	30,984	18,838
Distributions
Net Investment Income	(31,014)	(18,878)
Realized Capital Gain	—	—
Total Distributions	(31,014)	(18,878)
Capital Share Transactions (at $1.00)
Issued	892,693	729,137
Issued in Lieu of Cash Distributions	28,845	17,393
Redeemed	(795,420)	(634,300)
Net Increase (Decrease) from Capital Share Transactions	126,118	112,230
Total Increase (Decrease)	126,088	112,190
Net Assets
Beginning of Period	910,200	798,010
End of Period	1,036,288	910,200

Ohio Tax-Exempt Money Market Fund

Financial Highlights

			Year Ended November 30,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.033	.022	.011	.009	.014
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.033	.022	.011	.009	.014
Distributions
Dividends from Net Investment Income	(.033)	(.022)	(.011)	(.009)	(.014)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.033)	(.022)	(.011)	(.009)	(.014)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	3.30%	2.21%	1.06%	0.95%	1.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,036	$910	$798	$741	$712
Ratio of Total Expenses to
Average Net Assets	0.13%	0.13%	0.13%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	3.26%	2.19%	1.06%	0.94%	1.40%

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard Ohio Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Dividends from net investment income are declared daily and paid on the first business day of the following month.

4. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2006, the fund had contributed capital of $102,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning December 1, 2007.

Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

Ohio Long-Term Tax-Exempt Fund

Fund Profile

As of November 30, 2006

Financial Attributes
	Comparative		Broad
	Fund	Index[1]	Index[2]
Number of Issues	225	6,629	38,849
Yield	3.7%	—	—
Yield to Maturity	3.9%[3]	3.7%	3.8%
Average Coupon	5.1%	5.0%	5.0%
Average Effective Maturity	7.6 years	9.9 years	13.3 years
Average Quality	AA+	AAA	AA+
Average Duration	5.7 years	5.7 years	5.1 years
Expense Ratio	0.14%	—	—
Short-Term Reserves	0%	—	—

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.97
Beta	0.96	1.13

Distribution by Maturity (% of portfolio)

Under 1 Year	10%
1–5 Years	22
5–10 Years	45
10–20 Years	20
20–30 Years	3

Distribution by Credit Quality (% of portfolio)

AAA	80%
AA	14
A	4
BBB	2

Investment Focus

1	Lehman 10 Year Municipal Bond Index.
2	Lehman Municipal Bond Index.
3	Before expenses.
4	For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 43.

Ohio Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1996–November 30, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended November 30, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
Ohio Long-Term Tax-Exempt Fund	6.13%	5.38%	5.61%	$17,256
Lehman Municipal Bond Index	6.12	5.40	5.75	17,487
Lehman 10 Year Municipal Bond Index	6.17	5.34	5.70	17,415
Average Ohio Municipal Debt Fund[1]	5.15	4.40	4.59	15,657

1	Derived from data provided by Lipper Inc.

Ohio Long-Term Tax-Exempt Fund

Fiscal Year Total Returns (%): November 30, 1996–November 30, 2006
				Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1997	0.9%	5.4%	6.3%	7.1%
1998	2.6	5.2	7.8	8.1
1999	–6.9	4.8	–2.1	–0.4
2000	3.2	5.6	8.8	7.7
2001	3.7	5.2	8.9	8.2
2002	1.8	4.9	6.7	6.7
2003	2.8	4.6	7.4	6.9
2004	–1.0	4.5	3.5	4.0
2005	–1.2	4.4	3.2	3.0
2006	1.6	4.5	6.1	6.2

Average Annual Total Returns: Periods Ended September 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Ohio Long-Term Tax-Exempt Fund	6/18/1990	4.40%	5.11%	0.86%	4.90%	5.76%

1	Lehman 10 Year Municipal Bond Index.

Note: See Financial Highlights table on page 36 for dividend and capital gains information.

Ohio Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets

As of November 30, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Municipal Bonds (101.8%)
Adams County OH School Dist. GO	5.550%	12/1/09 (1)	1,000	1,012
Akron OH GO	5.500%	12/1/18 (1)	1,315	1,424
Akron OH Income Tax Rev.
(Community Learning Center)	5.000%	12/1/27 (3)	6,300	6,713
American Muni. Power Ohio Inc. (Omega JV)	5.250%	1/1/14 (2)	2,625	2,788
American Muni. Power Ohio Inc. (Omega JV)	5.250%	1/1/15 (2)	2,865	3,040
American Muni. Power Ohio Inc. (Omega JV)	5.250%	1/1/16 (2)	1,015	1,075
Amherst OH Exempt Village School Dist. GO	5.750%	12/1/11 (3)(Prere.)	1,300	1,430
Amherst OH Exempt Village School Dist. GO	5.750%	12/1/11 (3)(Prere.)	1,300	1,430
Avon OH Local School Dist. GO	5.250%	12/1/29 (1)	2,400	2,601
Bowling Green State Univ.
Ohio General Receipts Rev.	5.750%	6/1/10 (3)(Prere.)	2,250	2,433
Bowling Green State Univ.
Ohio General Receipts Rev.	5.750%	6/1/10 (3)(Prere.)	1,190	1,287
Butler County OH GO	5.250%	12/1/16	1,570	1,714
Butler County OH GO	5.250%	12/1/17	1,655	1,806
[1] Butler County OH Hosp. Fac. Rev.
(Cincinnati Children’s Hosp.)	5.000%	5/15/31 (3)	5,000	5,366
Butler County OH Sewer System Rev.	5.375%	12/1/09 (3)(Prere.)	1,230	1,306
Butler County OH Transp. Improvement Dist. Rev.	6.000%	4/1/08 (4)(Prere.)	2,320	2,439
Butler County OH Transp. Improvement Dist. Rev.	6.000%	4/1/08 (4)(Prere.)	4,000	4,205
Butler County OH Waterworks Rev.	5.250%	12/1/21 (2)	4,000	4,450
Canal Winchester OH Local School Dist. GO	5.500%	12/1/11 (3)(Prere.)	805	876
Canal Winchester OH Local School Dist. GO	5.500%	12/1/11 (3)(Prere.)	1,080	1,176
Canal Winchester OH Local School Dist. GO	5.500%	12/1/11 (3)(Prere.)	950	1,034
Canal Winchester OH Local School Dist. GO	5.000%	12/1/28 (1)	3,030	3,251
Chillicothe OH City School Dist.	5.250%	12/1/25 (3)	1,745	1,918
Cincinnati OH City School Dist. Classroom Fac.
Construction & Improvement	5.250%	12/1/28 (3)	4,000	4,786
Cincinnati OH City School Dist. GO	5.375%	12/1/11 (1)(Prere.)	3,350	3,628
Cincinnati OH City School Dist. GO	5.000%	12/1/13 (4)(Prere.)	5,525	6,011
Cincinnati OH City School Dist. Improvement GO	5.000%	12/15/32 (4)	1,000	1,079
Cincinnati OH Water System Rev.	5.500%	12/1/13	1,380	1,489
Cleveland OH Airport System Rev.	5.250%	1/1/12 (4)	4,985	5,235
Cleveland OH Airport System Rev.	5.000%	1/1/31 (4)	5,000	5,399
Cleveland OH GO	5.375%	9/1/10 (2)	1,000	1,065
Cleveland OH GO	5.500%	12/1/10 (3)(Prere.)	1,135	1,228
Cleveland OH GO	5.500%	12/1/11 (3)	1,340	1,448

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Cleveland OH GO	5.375%	9/1/12 (2)	1,000	1,095
Cleveland OH GO	5.500%	12/1/12 (3)	1,415	1,529
Cleveland OH GO	5.250%	8/1/13 (3)(Prere.)	2,400	2,637
Cleveland OH GO	5.500%	10/1/20 (2)	7,350	8,676
Cleveland OH GO	5.500%	10/1/21 (2)	3,675	4,360
Cleveland OH GO	5.500%	10/1/22 (2)	3,870	4,617
Cleveland OH School Dist. GO	0.000%	12/1/08 (3)(ETM)	400	373
Cleveland OH State Univ. Rev.	5.250%	6/1/19 (3)	2,825	3,098
[2] Cleveland OH Water Works Rev.	5.500%	1/1/21 (1)	9,635	11,282
Cleveland OH Water Works Rev. VRDO	3.460%	12/7/06 (4)	2,000	2,000
Columbus OH City School Dist. School Fac.
Construction & Improvement GO	5.250%	12/1/14 (4)(Prere.)	2,390	2,664
Columbus OH City School Dist. School Fac.
Construction & Improvement GO	5.250%	12/1/14 (4)(Prere.)	2,070	2,307
Columbus OH Regional Airport Auth.
Airport Refunding Rev.	5.500%	1/1/17 (3)	1,385	1,515
Columbus OH Regional Airport Auth.
Airport Refunding Rev.	5.500%	1/1/18 (3)	1,455	1,587
Cuyahoga County OH (Capital Improvement) GO	5.750%	12/1/10 (Prere.)	2,000	2,160
Cuyahoga County OH (Capital Improvement) GO	5.750%	12/1/10 (Prere.)	2,000	2,160
Cuyahoga County OH (Capital Improvement) GO	5.750%	12/1/10 (Prere.)	2,000	2,160
Cuyahoga County OH (Capital Improvement) GO	5.750%	12/1/10 (Prere.)	1,710	1,847
Dayton OH City School Dist. (School Fac.)	5.000%	12/1/29 (3)	8,000	8,492
Defiance OH Waterworks System GO	5.650%	12/1/18 (2)	1,130	1,195
Erie County OH Hosp. Fac. Rev.
(Firelands Regional Medical Center)	5.500%	8/15/22	1,750	1,872
Fairborn OH City School Dist.
School Improvement GO	5.500%	12/1/16 (3)	1,840	1,999
Fairborn OH City School Dist.
School Improvement GO	5.375%	12/1/20 (3)	1,200	1,293
Fairfield County OH Hosp. Rev.
(Lancaster-Fairfield Hosp.)	5.375%	6/15/15 (1)	3,000	3,294
Franklin County OH Convention Center Rev.	0.000%	12/1/07 (1)	4,355	4,203
Franklin County OH Hosp. Rev.
(Trinity Health Credit Group)	5.000%	6/1/19	4,035	4,325
Franklin County OH Hosp. Rev.
(Trinity Health Credit Group)	5.000%	6/1/21	4,465	4,764
Gallia County OH Hosp. Rev. (Holzer Medical Center)	5.125%	10/1/13 (2)	2,000	2,066
Gallia County OH Local School Dist.	5.000%	12/1/26 (4)	2,075	2,248
Gallia County OH Local School Dist.	5.000%	12/1/27 (4)	2,180	2,360
Gallia County OH Local School Dist.	5.000%	12/1/30 (4)	2,000	2,163
Gallipolis Ohio City School Dist. (School Fac.)	5.000%	12/1/30 (1)	4,040	4,370
Garfield Heights OH City School Dist.
School Improvement GO	5.500%	12/15/11 (1)(Prere.)	1,640	1,786
Greater Cleveland OH Regional Transp. Auth. GO	5.650%	12/1/06 (3)(Prere.)	1,000	1,010
Greater Cleveland OH Regional Transp. Auth. GO	5.375%	12/1/08 (3)(Prere.)	1,665	1,740
Hamilton County OH
Convention Center Fac. Auth. Rev. Second Lien	5.250%	12/1/20 (3)	1,185	1,297
Hamilton County OH
Convention Center Fac. Auth. Rev. Second Lien	5.250%	12/1/21 (3)	1,245	1,362
Hamilton County OH
Convention Center Fac. Auth. Rev. Second Lien	5.250%	12/1/23 (3)	1,380	1,510
Hamilton County OH
Convention Center Fac. Auth. Rev. Second Lien	5.250%	12/1/24 (3)	1,455	1,592

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Hamilton County OH Econ. Dev. Rev.
(King Highland Community Urban)	5.250%	6/1/28 (1)	7,290	8,071
Hamilton County OH Hosp. Fac. Rev.
(Cincinnati Children’s Hosp.)	5.200%	5/15/09 (1)	2,000	2,041
Hamilton County OH Hosp. Fac. Rev.
(Cincinnati Children’s Hosp.)	5.500%	5/15/19 (3)	2,865	3,174
Hamilton County OH Hosp. Fac. Rev.
(Cincinnati Children’s Hosp.)	5.500%	5/15/20 (3)	3,020	3,344
[1] Hamilton County OH Sales Tax Rev.	5.000%	12/1/32 (2)	5,000	5,417
Hamilton County OH Sales Tax Rev.
(Hamilton County Football)	5.500%	6/1/08 (1)(Prere.)	575	597
Hamilton County OH Sewer System Rev.	5.450%	12/1/09 (3)	3,250	3,429
Hamilton County OH Sewer System Rev.	5.625%	6/1/10 (1)(Prere.)	965	1,040
Hamilton County OH Sewer System Rev.	5.625%	6/1/10 (1)(Prere.)	755	813
Hamilton County OH Sewer System Rev.	5.250%	12/1/11 (1)(Prere.)	1,000	1,077
Hamilton County OH Sewer System Rev.	5.250%	12/1/11 (1)(Prere.)	1,355	1,460
Hamilton County OH Sewer System Rev.	5.000%	12/1/31 (1)	5,300	5,742
Highland OH Local School Dist.
School Improvement GO	5.750%	12/1/11 (4)(Prere.)	1,510	1,661
Hilliard OH School Dist. GO	0.000%	12/1/12 (3)	3,220	2,569
Hilliard OH School Dist. GO	0.000%	12/1/13 (3)	3,220	2,467
Hilliard OH School Dist. GO	0.000%	12/1/14 (3)	2,720	1,997
Hilliard OH School Dist. GO	0.000%	12/1/15 (3)	3,720	2,616
Hilliard OH School Dist. GO	5.250%	12/1/16 (3)	2,000	2,164
Hilliard OH School Dist. GO	5.000%	12/1/27 (1)	2,895	3,123
Indian Hill OH Exempt Village School Dist.
Hamilton County GO	5.500%	12/1/11 (Prere.)	1,295	1,411
Jackson OH Local School Dist. Stark &
Summit Counties Construction & Improvement	5.250%	12/1/26 (3)	4,350	4,758
Lake County OH Hosp. Fac. Rev.
(Lake Hosp. System Inc.)	5.375%	8/15/15 (2)	2,900	2,996
Lake Ohio Local School Dist. Stark County OH GO	5.750%	12/1/10 (3)(Prere.)	1,000	1,082
Little Miami Ohio Local School Dist.	5.250%	12/1/27 (4)	3,235	3,597
Logan Hocking OH Local School Dist. GO	5.500%	12/1/11 (1)(Prere.)	1,675	1,824
Lorain County OH GO	5.500%	12/1/22 (3)	1,500	1,640
Lorain County OH Hosp. Fac. Rev.
(Catholic Healthcare Partners)	6.000%	9/1/08 (1)	1,250	1,295
Lorain County OH Hosp. Fac. Rev.
(Catholic Healthcare Partners)	5.400%	10/1/21	4,000	4,274
Lucas County OH Hosp. Rev.
(ProMedica Health Care)	5.750%	11/15/14 (1)	640	654
Lucas County OH Hosp. Rev.
(ProMedica Health Care)	5.750%	11/15/14 (1)(ETM)	5,360	5,476
Lucas County OH Hosp. Rev.
(ProMedica Health Care)	5.625%	11/15/15 (2)	2,500	2,652
Lucas County OH Hosp. Rev.
(ProMedica Health Care)	5.625%	11/15/17 (2)	2,075	2,203
Mad River OH Local School Dist. GO	5.750%	12/1/12 (3)(Prere.)	1,195	1,335
Marysville OH Exempt Village School Dist. COP	5.250%	6/1/15 (1)(Prere.)	2,095	2,337
Marysville OH Exempt Village School Dist. COP	5.250%	6/1/15 (1)(Prere.)	2,035	2,270
Marysville OH Exempt Village School Dist. COP	5.250%	6/1/15 (1)(Prere.)	2,140	2,387
Marysville OH Exempt Village School Dist. COP	5.250%	6/1/15 (1)(Prere.)	3,000	3,346
Marysville OH Wastewater Treatment System Rev.	5.000%	12/1/31 (10)	2,720	2,935
Mason OH City School Dist. GO	5.250%	12/1/20 (3)	1,500	1,733
Mason OH City School Dist. GO	5.250%	12/1/21 (3)	1,500	1,740

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Miami Univ. of OH General Receipts Refunding	5.250%	12/1/20 (2)	2,000	2,188
Milford OH Exempt Village School Dist.
School Improvement GO	6.000%	12/1/11 (4)(Prere.)	1,425	1,584
Milford OH Exempt Village School Dist.
School Improvement GO	6.000%	12/1/11 (4)(Prere.)	1,600	1,778
Montgomery County OH Rev.
(Catholic Health Initiatives)	5.500%	9/1/11 (Prere.)	3,270	3,540
Montgomery County OH Rev.
(Catholic Health Initiatives)	5.000%	5/1/30	7,630	8,030
Nordonia Hills OH Local School Dist. GO	0.000%	12/1/11 (2)	1,200	995
Nordonia Hills OH Local School Dist. GO	0.000%	12/1/12 (2)	1,700	1,356
North Olmsted OH GO (Library Improvement)	5.500%	12/1/10 (3)(Prere.)	1,355	1,454
Oak Hills OH Local School Dist. GO	7.200%	12/1/09 (1)	1,625	1,790
Ohio Building Auth. Rev. (State Correctional Fac.)	5.750%	4/1/10 (Prere.)	2,000	2,156
Ohio Building Auth. Rev. (State Fac. Art Building)	5.500%	4/1/14	1,585	1,705
Ohio Building Auth. Rev. (State Fac. Art Building)	5.500%	4/1/15	1,500	1,612
Ohio Building Auth. Rev.
(State Fac. Highway Safety Building Fund)	5.500%	10/1/17 (4)	1,305	1,410
Ohio Building Auth. Rev.
(State Fac. Highway Safety Building Fund)	5.500%	10/1/18 (4)	1,380	1,490
Ohio Common Schools GO VRDO	3.480%	12/7/06	2,000	2,000
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.)	5.500%	10/1/19	5,000	5,460
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.)	5.000%	12/1/27 (2)	6,000	6,393
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.) VRDO	3.510%	12/1/06	6,600	6,600
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.) VRDO	3.520%	12/7/06	4,445	4,445
Ohio Higher Educ. Fac. Comm. Rev.
(Denison Univ.)	5.500%	11/1/14	1,000	1,093
Ohio Higher Educ. Fac. Comm. Rev.
(John Carroll Univ.)	5.750%	4/1/07 (1)(Prere.)	4,000	4,108
Ohio Higher Educ. Fac. Comm. Rev.
(John Carroll Univ.)	5.850%	4/1/09 (1)(Prere.)	2,875	3,076
Ohio Higher Educ. Fac. Comm. Rev.
(John Carroll Univ.)	5.000%	4/1/32	3,415	3,647
Ohio Higher Educ. Fac. Comm. Rev.
(Kenyon College)	5.000%	7/1/41	5,000	5,293
Ohio Higher Educ. Fac. Comm. Rev.
(Northern Univ.)	5.000%	5/1/26	5,275	5,618
Ohio Higher Educ. Fac. Comm. Rev.
(Oberlin College Project) VRDO	3.520%	12/7/06	1,150	1,150
Ohio Higher Educ. Fac. Comm. Rev.
(Oberlin College Project) VRDO	3.520%	12/7/06	1,330	1,330
Ohio Higher Educ. Fac. Comm. Rev.
(Oberlin College)	5.000%	10/1/33	5,000	5,284
Ohio Higher Educ. Fac. Comm. Rev.
(Univ. of Dayton)	0.000%	12/1/06 (3)	1,000	1,000
Ohio Higher Educ. Fac. Comm. Rev.
(Univ. of Dayton)	5.375%	12/1/16 (2)	1,795	1,939
Ohio Higher Educ. Fac. Comm. Rev.
(Xavier Univ.)	5.300%	5/15/07 (1)(Prere.)	2,200	2,261
Ohio Housing Finance Agency Mortgage Rev.	5.450%	9/1/31	1,315	1,329
Ohio Housing Finance Agency Mortgage Rev.	5.625%	3/1/32	2,545	2,612

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ohio Solid Waste Rev.
(Waste Management Inc.) PUT	4.850%	11/1/07	2,500	2,515
[3] Ohio State TOB VRDO	3.510%	12/7/06	10,315	10,315
Ohio State Univ. General Receipts Rev.	5.250%	6/1/23	3,000	3,254
Ohio Turnpike Comm. Turnpike Rev.	5.500%	2/15/18	3,150	3,373
Ohio Turnpike Comm. Turnpike Rev.	5.500%	2/15/19	2,235	2,393
Ohio Turnpike Comm. Turnpike Rev.	5.500%	2/15/20	1,570	1,681
Ohio Turnpike Comm. Turnpike Rev.	5.500%	2/15/24 (3)	5,000	5,996
Ohio Water Dev. Auth. PCR	5.125%	12/1/07 (1)(Prere.)	1,900	1,948
Ohio Water Dev. Auth. PCR	5.500%	6/1/21	6,435	7,614
Ohio Water Dev. Auth. PCR	5.500%	6/1/22	6,350	7,556
Ohio Water Dev. Auth. PCR	5.500%	6/1/23	2,155	2,572
Ohio Water Dev. Auth. Rev.
(Fresh Water Improvement)	5.375%	6/1/12 (Prere.)	2,100	2,289
Ohio Water Dev. Auth. Rev.
(Fresh Water Improvement)	5.375%	6/1/12 (Prere.)	2,735	2,981
Ohio Water Dev. Auth. Rev.
(Fresh Water Improvement)	5.375%	6/1/12 (Prere.)	2,170	2,365
Ohio Water Dev. Auth. Rev.
(Fresh Water Improvement)	5.500%	6/1/21 (4)	1,215	1,439
Ohio Water Dev. Auth. Rev.
(Fresh Water Improvement)	5.500%	6/1/22	5,370	6,390
Ohio Water Dev. Auth. Rev.
(Fresh Water Improvement)	5.500%	12/1/22	4,690	5,602
Ohio Water Dev. Auth. Rev.
(Fresh Water Improvement)	5.500%	6/1/23	1,225	1,462
Ohio Water Dev. Auth. Rev.
(Fresh Water Improvement)	5.500%	12/1/23	1,115	1,335
Ohio Water Dev. Auth. Rev.
(Fresh Water Improvement)	5.250%	12/1/30	4,000	4,767
Ohio Water Dev. Auth. Rev. (Pure Water)	7.000%	12/1/09 (2)(ETM)	910	950
Ohio Water Dev. Auth. Rev. (Pure Water)	5.500%	12/1/11 (2)	5	5
Olentangy OH Local School Dist. GO	5.500%	6/1/12 (4)(Prere.)	1,200	1,315
Olentangy OH Local School Dist. GO	5.500%	12/1/16 (4)	30	33
Olentangy OH Local School Dist. GO	5.000%	12/1/30 (4)	5,000	5,408
Olentangy OH Local School Dist. School Fac.
Construction & Improvement	5.250%	6/1/14 (3)(Prere.)	1,400	1,553
Olentangy OH Local School Dist.
School Fac. Construction & Improvement	5.500%	6/1/14 (3)(Prere.)	1,300	1,463
Olentangy OH Local School Dist. School Fac.
Construction & Improvement	5.500%	6/1/14 (3)(Prere.)	2,750	3,095
Parma OH Hosp. Improvement Rev.
(Parma Community General Hosp.)	5.250%	11/1/08 (Prere.)	2,000	2,080
Parma OH Hosp. Improvement Rev.
(Parma Community General Hosp.) VRDO	3.500%	12/7/06 LOC	3,420	3,420
Plain OH Local School Dist. GO	5.500%	12/1/17 (3)	1,175	1,282
Reynoldsburg OH School Dist. GO	0.000%	12/1/09 (3)	1,465	1,313
Reynoldsburg OH School Dist. GO	0.000%	12/1/10 (3)	1,465	1,264
Richland County OH GO	6.950%	12/1/11 (2)	450	456
Richland County OH GO	5.400%	12/1/15 (2)	1,120	1,133
Rocky River OH City School Dist. GO	5.375%	12/1/17	2,200	2,495
Ross County OH Hosp. Fac. Rev.
(Adena Health System) VRDO	3.610%	12/1/06 (11)	7,500	7,500
Sugarcreek OH Local School Dist. GO	5.250%	12/1/19 (1)	1,215	1,329
Summit County OH GO	6.250%	12/1/10 (3)(Prere.)	1,420	1,571

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Summit County OH GO	6.500%	12/1/10 (3)(Prere.)	2,000	2,231
Summit County OH GO	5.750%	12/1/12 (3)(Prere.)	1,910	2,145
Summit County OH GO	5.750%	12/1/12 (3)(Prere.)	2,020	2,269
Summit County OH GO	5.750%	12/1/12 (3)(Prere.)	1,420	1,595
Summit County OH GO	5.750%	12/1/12 (3)(Prere.)	1,595	1,791
Summit County OH GO	5.750%	12/1/12 (3)(Prere.)	1,800	2,022
Summit County OH GO	5.500%	12/1/20 (3)	1,725	2,039
Summit County OH Sanitary Sewer System
Improvement GO	5.500%	12/1/11 (3)(Prere.)	1,015	1,112
Tallmadge OH City School Dist.	5.000%	12/1/28 (4)	3,030	3,253
Teays Valley OH Local School Dist. GO	5.000%	12/1/27 (1)	3,040	3,280
Tri Valley OH Local School Dist. GO	5.500%	12/1/16 (3)	1,255	1,431
Tri Valley OH Local School Dist. GO	5.500%	12/1/19 (3)	1,785	2,086
Univ. of Akron OH General Receipts Rev.	5.500%	1/1/10 (3)(Prere.)	2,545	2,713
Univ. of Cincinnati OH COP	5.500%	6/1/14 (1)	1,000	1,070
Univ. of Cincinnati OH General Receipts	5.750%	6/1/11 (3)(Prere.)	1,500	1,649
Univ. of Cincinnati OH General Receipts	5.750%	6/1/11 (3)(Prere.)	1,285	1,413
Univ. of Cincinnati OH General Receipts	5.750%	6/1/11 (3)(Prere.)	2,500	2,748
Univ. of Cincinnati OH General Receipts	5.375%	6/1/17	2,000	2,154
Univ. of Cincinnati OH General Receipts	5.375%	6/1/18	2,595	2,793
Univ. of Cincinnati OH General Receipts	5.375%	6/1/20	2,880	3,093
Univ. of Toledo OH General Receipts	5.250%	6/1/16 (3)	1,080	1,152
Univ. of Toledo OH General Receipts VRDO	3.650%	12/1/06 (3)	970	970
Westerville OH City School Dist. GO	5.500%	6/1/11 (1)(Prere.)	1,225	1,324
Westerville OH City School Dist. GO	5.500%	6/1/11 (1)(Prere.)	2,000	2,161
Woodridge OH School Dist. GO	6.800%	12/1/14 (2)	2,000	2,302
Wooster OH School Dist. GO	0.000%	12/1/09 (4)	2,195	1,967
Wooster OH School Dist. GO	0.000%	12/1/10 (4)	2,265	1,954
Wooster OH School Dist. GO	0.000%	12/1/11 (4)	2,315	1,920

Outside Ohio:
Puerto Rico GO	5.500%	7/1/20 (1)	1,600	1,885
Puerto Rico GO	5.500%	7/1/29	1,500	1,795
Puerto Rico GO	5.000%	7/1/34	2,000	2,101
Puerto Rico Highway & Transp. Auth. Rev.	5.500%	7/1/14 (Prere.)	3,400	3,837
Puerto Rico Highway & Transp. Auth. Rev. VRDO	3.300%	12/7/06 (2)	1,500	1,500
Puerto Rico Infrastructure Financing Auth.
Special Tax Rev.	5.500%	7/1/28 (3)	7,625	9,356
Puerto Rico Muni. Finance Agency	5.250%	8/1/19 (4)	3,000	3,245
Puerto Rico Muni. Finance Agency	5.250%	8/1/20 (4)	2,500	2,704
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.	5.500%	7/1/21 (1)	2,000	2,361
Puerto Rico Public Finance Corp.	5.500%	2/1/12 (Prere.)	3,005	3,281
Puerto Rico Public Finance Corp.	6.000%	8/1/26 (ETM)	305	392
Puerto Rico Public Finance Corp.	5.500%	8/1/29	995	1,061
Virgin Islands Public Finance Auth. Rev.	5.250%	10/1/17	2,000	2,155
Total Municipal Bonds (Cost $581,166)				605,445

Ohio Long-Term Tax-Exempt Fund

Market
Value•
($000)
Other Assets and Liabilities (–1.8%)
Other Assets—Note B	12,218
Payables for Investment Securities Purchased	(21,039)
Other Liabilities	(1,754)
(10,575)
Net Assets (100%)
Applicable to 49,121,596 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	594,870
Net Asset Value Per Share	$12.11

At November 30, 2006, net assets consisted of:[4]
	Amount	Per
	($000)	Share
Paid-in Capital	570,049	$11.61
Undistributed Net Investment Income	—	—
Accumulated Net Realized Gains	612	0.01
Unrealized Appreciation (Depreciation)
Investment Securities	24,279	0.49
Futures Contracts	(70)	—
Net Assets	594,870	$12.11

•	See Note A in Notes to Financial Statements.
1	Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of November 30, 2006.
2	Securities with a value of $761,000 have been segregated as initial margin for open futures contracts.
3

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2006, the value of this security represented 1.7% of net assets.

4	See Note C in Notes to Financial Statements for the tax-basis components of net assets. For a key to abbreviations and other references, see page 33.

Ohio Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.

BAN—Bond Anticipation Note.

COP—Certificate of Participation.

CP—Commercial Paper.

FR—Floating Rate.

GAN—Grant Anticipation Note.

GO—General Obligation Bond.

IDA—Industrial Development Authority Bond.

IDR—Industrial Development Revenue Bond.

PCR—Pollution Control Revenue Bond.

PUT—Put Option Obligation.

RAN—Revenue Anticipation Note.

TAN—Tax Anticipation Note.

TOB—Tender Option Bond.

TRAN—Tax Revenue Anticipation Note.

UFSD—Union Free School District.

USD—United School District.

VRDO—Variable Rate Demand Obligation.

(ETM)—Escrowed to Maturity.

(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Insurance Association).

(2) AMBAC (Ambac Assurance Corporation).

(3) FGIC (Financial Guaranty Insurance Company).

(4) FSA (Financial Security Assurance).

(5) BIGI (Bond Investors Guaranty Insurance).

(6) Connie Lee Inc.

(7) FHA (Federal Housing Authority).

(8) CapMAC (Capital Markets Assurance Corporation).

(9) American Capital Access Financial Guaranty Corporation.

(10) XL Capital Assurance Inc.

(11) CIFG (CDC IXIS Financial Guaranty).

The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Ohio Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2006
($000)
Investment Income
Income
Interest	24,880
Total Income	24,880
Expenses
The Vanguard Group—Note B
Investment Advisory Services	47
Management and Administrative	579
Marketing and Distribution	116
Custodian Fees	3
Auditing Fees	23
Shareholders’ Reports	8
Trustees’ Fees and Expenses	1
Total Expenses	777
Net Investment Income	24,103
Realized Net Gain (Loss)
Investment Securities Sold	1,868
Futures Contracts	496
Realized Net Gain (Loss)	2,364
Change in Unrealized Appreciation (Depreciation)
Investment Securities	7,289
Futures Contracts	(228)
Change in Unrealized Appreciation (Depreciation)	7,061
Net Increase (Decrease) in Net Assets Resulting from Operations	33,528

Ohio Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	24,103	22,354
Realized Net Gain (Loss)	2,364	3,741
Change in Unrealized Appreciation (Depreciation)	7,061	(10,395)
Net Increase (Decrease) in Net Assets Resulting from Operations	33,528	15,700
Distributions
Net Investment Income	(24,103)	(22,354)
Realized Capital Gain[1]	(3,552)	(4,092)
Total Distributions	(27,655)	(26,446)
Capital Share Transactions—Note E
Issued	118,274	92,933
Issued in Lieu of Cash Distributions	20,140	19,588
Redeemed	(76,473)	(73,674)
Net Increase (Decrease) from Capital Share Transactions	61,941	38,847
Total Increase (Decrease)	67,814	28,101
Net Assets
Beginning of Period	527,056	498,955
End of Period	594,870	527,056

1	Includes fiscal 2006 and 2005 short-term gain distributions totaling $0 and $478,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Ohio Long-Term Tax-Exempt Fund

Financial Highlights

			Year Ended November 30,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.00	$12.24	$12.45	$12.14	$11.96
Investment Operations
Net Investment Income	.521	.527	.544	.546	.564
Net Realized and Unrealized Gain (Loss)
on Investments	.191	(.140)	(.118)	.343	.217
Total from Investment Operations	.712	.387	.426	.889	.781
Distributions
Dividends from Net Investment Income	(.521)	(.527)	(.544)	(.546)	(.564)
Distributions from Realized Capital Gains	(.081)	(.100)	(.092)	(.033)	(.037)
Total Distributions	(.602)	(.627)	(.636)	(.579)	(.601)
Net Asset Value, End of Period	$12.11	$12.00	$12.24	$12.45	$12.14

Total Return	6.13%	3.20%	3.51%	7.44%	6.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$595	$527	$499	$497	$526
Ratio of Total Expenses to
Average Net Assets	0.14%	0.14%	0.14%	0.15%	0.14%
Ratio of Net Investment Income to
Average Net Assets	4.37%	4.32%	4.42%	4.40%	4.67%
Portfolio Turnover Rate	13%	22%	18%	4%	14%

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Ohio Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Ohio Long-Term Tax-Exempt Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2006, the fund had contributed capital of $59,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $216,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2006, the fund had short-term and long-term capital gains of $301,000 and $1,494,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

The fund had realized losses totaling $1,252,000 through November 30, 2006, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At November 30, 2006, the cost of investment securities for tax purposes was $582,418,000. Net unrealized appreciation of investment securities for tax purposes was $23,027,000, consisting of unrealized gains of $23,039,000 on securities that had risen in value since their purchase and $12,000 in unrealized losses on securities that had fallen in value since their purchase.

At November 30, 2006, the aggregate settlement value of open futures contracts expiring in March 2007 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
10-Year U.S. Treasury Note	(90)	9,827	(51)
30-Year U.S. Treasury Bond	(20)	2,288	(19)

Unrealized appreciation (depreciation) on open futures contacts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended November 30, 2006, the fund purchased $117,905,000 of investment securities and sold $67,349,000 of investment securities, other than temporary cash investments.

Ohio Long-Term Tax-Exempt Fund

E. Capital shares issued and redeemed were:

	Year Ended November 30,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	9,914	7,624
Issued in Lieu of Cash Distributions	1,687	1,607
Redeemed	(6,415)	(6,050)
Net Increase (Decrease) in Shares Outstanding	5,186	3,181

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning December 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Ohio Tax-Exempt Funds and Shareholders of Vanguard Ohio Tax-Exempt Money Market Fund and Vanguard Ohio Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Ohio Tax-Exempt Money Market Fund and Vanguard Ohio Long-Term Tax-Exempt Fund (constituting Vanguard Ohio Tax-Exempt Funds, hereafter referred to as the “Funds”) at November 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2006 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 11, 2007

Special 2006 tax information (unaudited) for Vanguard Ohio Tax-Exempt Funds

This information for the fiscal year ended November 30, 2006, is included pursuant to provisions of the Internal Revenue Code.

The Long-term Tax-Exempt Fund distributed $3,732,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

Each fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended November 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Ohio Tax-Exempt Fund	5/31/2006	11/30/2006	Period[1]
Based on Actual Fund Return
Money Market	$1,000.00	$1,017.37	$0.66
Long-Term	1,000.00	1,045.25	0.72
Based on Hypothetical 5% Yearly Return
Money Market	$1,000.00	$1,024.42	$0.66
Long-Term	1,000.00	1,024.37	0.71

1These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.13% for the Ohio Tax-Exempt Money Market Fund and 0.14% for the Ohio Long-Term Tax-Exempt Fund. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with AAA indicating the most creditworthy bond issuers and MIG-1, A-1+, SP-1+, and F-1+ indicating the most creditworthy issuers of money market securities.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
145 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
145 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 20012	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
145 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
145 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
145 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
145 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and
Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
145 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
145 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary
145 Vanguard Funds Overseen	of The Vanguard Group, and each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997-2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
145 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by calling
the fund’s current prospectus.	Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q960 012007

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2006: $41,000
Fiscal Year Ended November 30, 2005: $33,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended November 30, 2006: $2,347,620
Fiscal Year Ended November 30, 2005: $2,152,740

(b)     Audit-Related Fees.

Fiscal Year Ended November 30, 2006: $530,000
Fiscal Year Ended November 30, 2005: $382,200

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended November 30, 2006: $101,300
Fiscal Year Ended November 30, 2005: $98,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended November 30, 2006: $0
Fiscal Year Ended November 30, 2005: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2006: $101,300
Fiscal Year Ended November 30, 2005: $98,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD OHIO TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 18, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD OHIO TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 18, 2007

VANGUARD OHIO TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	January 18, 2007

* By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.